Summary
Prospectus

July 29, 2021
Goldman Sachs Government Income Fund
Class A: GSGOX  Class C: GSOCX  Institutional: GSOIX  Service: GSOSX  Investor: GSOTX  Class R: GSORX Class R6: GSOUX
Before you invest, you may want to review the Goldman Sachs Government Income Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at http://www.gsamfunds.com/mutualfunds. You can also get this information at no cost by calling 800-621-2550 for Institutional, Service and Class R6 shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated July 29, 2021, are incorporated by reference into this Summary Prospectus.
Investment Objective
The Goldman Sachs Government Income Fund (the "Fund") seeks a high level of current income, consistent with safety of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 68 and in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” on page 135 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-160 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds) [1]	None	1.00%	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Management Fees	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	0.25%	None	0.50%	None
Other Expenses[2]	0.28%	0.53%	0.20%	0.45%	0.28%	0.28%	0.19%
Service Fees	None	0.25%	None	None	None	None	None
Shareholder Administration Fees	None	None	None	0.25%	None	None	None
All Other Expenses	0.28%	0.28%	0.20%	0.20%	0.28%	0.28%	0.19%
Acquired Fund Fees and Expenses[3]	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.10%	1.85%	0.77%	1.27%	0.85%	1.35%	0.76%
Fee Waiver and Expense Limitation[4]	(0.25%)	(0.25%)	(0.23%)	(0.23%)	(0.25%)	(0.25%)	(0.23%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.85%	1.60%	0.54%	1.04%	0.60%	1.10%	0.53%
[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The “Other Expenses” for Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
[3]	The “Total Annual Fund Operating Expenses” and "Total Annual Fund Operating Expenses After Expense Limitation" do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
[4]	The Investment Adviser has agreed to: (i) waive a portion of its management fee equal to 0.03% of the Fund’s average daily net assets; (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, expenses of

2    Summary Prospectus — Goldman Sachs Government Income Fund
shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets; and (iii) waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Fund. These arrangements will remain in effect through at least July 29, 2022, and prior to such date the Investment Adviser and Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service, Investor, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$459	$688	$935	$1,643
Class C Shares
– Assuming complete redemption at end of period	$263	$557	$977	$2,149
– Assuming no redemption	$163	$557	$977	$2,149
Institutional Shares	$55	$223	$405	$933
Service Shares	$106	$380	$675	$1,514
Investor Shares	$61	$246	$447	$1,026
Class R Shares	$112	$403	$716	$1,602
Class R6 Shares	$54	$220	$400	$921

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2021 was 820% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”) and in repurchase agreements collateralized by such securities. The remainder of the Fund’s Net Assets may be invested in non-government securities such as privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”),
asset-backed securities and corporate securities. The Fund also intends to invest in derivatives, including (but not limited to) futures, swaps, options on swaps and other derivative instruments, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s investments in non-U.S. Government Securities must be rated AAA or Aaa by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Barclays U.S. Government/Mortgage Index, plus or minus one year, and over the past five years ended June 30, 2021, the duration of this index has ranged between 2.81 and 6.30 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the Bloomberg Barclays U.S. Government/Mortgage Index.
Fixed Income Investment Philosophy:
Our process:
■	Combines diversified sources of return by employing multiple strategies
■	Takes a global perspective to seek relative value opportunities
■	Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
■	Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
■	Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
No one factor or consideration is determinative in the fundamental investment process.

3    Summary Prospectus — Goldman Sachs Government Income Fund
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”).
Derivatives Risk. The Fund's use of futures, swaps, options on swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and/or Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover (300% or more) may involve correspondingly greater expenses  which must be borne by the Fund and its shareholders, and also may result in short-term capital gains taxable to shareholders.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan

4    Summary Prospectus — Goldman Sachs Government Income Fund
Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Class Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL CLASS)*

	Returns	Quarter ended
Year-to-Date Return	-1.92%	June 30, 2021

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	5.00%	March 31, 2020
Worst Quarter Return	-2.78%	December 31, 2016
*	Previously, the bar chart above showed the Fund’s annual returns for Class A Shares. Annual returns for Institutional Shares are used because Institutional Shares have more assets than any other share class.
AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2020	1 Year	5 Years	10 Years	Inception Date
Class A Shares				2/10/1993
Returns Before Taxes	2.34%	2.22%	2.18%
Returns After Taxes on Distributions	1.83%	1.49%	1.36%
Returns After Taxes on Distributions and Sale of Fund Shares	1.38%	1.37%	1.34%
Class C Shares				8/15/1997
Returns Before Taxes	4.59%	2.25%	1.81%*
Institutional Shares				8/15/1997
Returns Before Taxes	6.65%	3.34%	2.92%
Service Shares				8/15/1997
Returns Before Taxes	6.13%	2.83%	2.40%
Investor Shares				11/30/2007
Returns Before Taxes	6.58%	3.27%	2.83%
Class R Shares				11/30/2007
Returns	6.06%	2.76%	2.32%
Class R6 Shares**				7/31/2015
Returns Before Taxes	6.66%	3.37%	2.93%
Bloomberg Barclays U.S. Government/Mortgage Index (reflects no deduction for fees or expenses)	6.34%	3.49%	3.16%
*	Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**	Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Service, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Michael Swell, Managing Director, Co-Head Global Lead Portfolio Management, has managed the Fund since 2009; Matthew Kaiser, Managing Director, has managed the Fund since 2016; and Peter Stone, Managing Director, has managed the Fund since 2020.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no

5    Summary Prospectus — Goldman Sachs Government Income Fund
minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

6    Summary Prospectus — Goldman Sachs Government Income Fund
[This page intentionally left blank]

7    Summary Prospectus — Goldman Sachs Government Income Fund
[This page intentionally left blank]

8    Summary Prospectus — Goldman Sachs Government Income Fund

SDFISUM5-21